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                    Government of British Columbia Programs & Services

                                          Ministry of Energy and Mines

Mineral Titles Search by Tenure Number

The mineral tenure information at this site was last updated on the morning of September 19, 2001.

Tenures with Tenure Number = 257117:

There was 1 result.
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					     Work
Tenure   Claim   Owner   Map     Recorded          Mining    Tag
Number   Name    Number  Number     To    Status  Division  Units  Number
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25117    Flint   116551  082F095 20040929  Good   20 Slocan   9    109262
         Group    100%	                 Standing
                                         20040929
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The mineral tenure information at this site was last updated on the morning of  September 19, 2001.

Please note that not all fields apply to all tenure types.

Tenure Number 257117

Tenure Number             257117
Old Tenure Number         20 6472
Locator                   999999
Locator Name              MATS CONVERSION
Claim Name                FLINT GROUP
Primary Map/Quadrant      082F095-
Commenced Date            0
Commenced Time            0000
Completion Date           19900929
Completion Time           1500
Work Recorded To          20040929
Status Good Standing      20040929
Tenure Type               M
Tenure Sub-Type           C
Claim Type                4
Mining Division           20 Slocan
Tag Number                109262
Number of Units           9
Posts not Placed          0
Termination Date          0
Termination Code
Protection                N
Land District             0
Land District             0
Land District             0
Plotted On Map
Issue Date                19900929
Issue Recording Date      0